SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 27, 2003
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                  333-81506-05                  52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the May 27, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  May 28, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                        Statement to Certificateholders
                                  May 27, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     151,000,000.00  136,300,728.52  7,040,385.26    178,099.62    7,218,484.88    0.00    0.00    129,260,343.26
AF2      51,000,000.00   51,000,000.00          0.00    132,855.00      132,855.00    0.00    0.00     51,000,000.00
AF3      17,000,000.00   17,000,000.00          0.00     58,352.50       58,352.50    0.00    0.00     17,000,000.00
AF4      13,896,000.00   13,896,000.00          0.00     57,830.52       57,830.52    0.00    0.00     13,896,000.00
AV1A     91,305,000.00   88,472,225.86  2,670,731.96    132,118.52    2,802,850.48    0.00    0.00     85,801,493.90
AV1B     97,927,000.00   95,402,621.27  2,884,343.71    143,315.94    3,027,659.65    0.00    0.00     92,518,277.56
M1       32,860,000.00   32,860,000.00          0.00    133,083.00      133,083.00    0.00    0.00     32,860,000.00
M2       27,805,000.00   27,805,000.00          0.00    134,135.95      134,135.95    0.00    0.00     27,805,000.00
B        22,749,000.00   22,749,000.00          0.00    135,015.32      135,015.32    0.00    0.00     22,749,000.00
R                 0.00            0.00          0.00          0.00            0.00    0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  505,542,000.00  485,485,575.65 12,595,460.93  1,104,806.37   13,700,267.30    0.00    0.00    472,890,114.72
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       505,542,776.78  490,165,496.25          0.00          7.23            7.23    0.00    0.00    479,791,445.71
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751BS0     902.65383126   46.62506795    1.17946768  47.80453563    856.02876331    AF1     1.470000 %
AF2     294751BT8   1,000.00000000    0.00000000    2.60500000   2.60500000  1,000.00000000    AF2     3.126000 %
AF3     294751BU5   1,000.00000000    0.00000000    3.43250000   3.43250000  1,000.00000000    AF3     4.119000 %
AF4     294751BV3   1,000.00000000    0.00000000    4.16166667   4.16166667  1,000.00000000    AF4     4.994000 %
AV1A    294751BW1     968.97460008   29.25066491    1.44700203  30.69766694    939.72393516    AV1A    1.680000 %
AV1B    294751CA8     974.22183126   29.45401891    1.46349771  30.91751662    944.76781235    AV1B    1.690000 %
M1      294751BX9   1,000.00000000    0.00000000    4.05000000   4.05000000  1,000.00000000    M1      4.860000 %
M2      294751BY7   1,000.00000000    0.00000000    4.82416652   4.82416652  1,000.00000000    M2      5.789000 %
B       294751BZ4   1,000.00000000    0.00000000    5.93500022   5.93500022  1,000.00000000    B       7.122000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                960.32688807   24.91476659    2.18538988  27.10015647    935.41212149
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     969.58263230    0.00000000    0.00001430   0.00001430    949.06201364    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  May 27, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           309,349.21
                                Group I Curtailments                   27,821.55
                                Group I Prepayments                 5,461,530.29
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         60,948.87
                                Group II-A Curtailments                15,421.38
                                Group II-A Prepayments              2,123,335.54
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         66,101.61
                                Group II-B Curtailments                 4,298.17
                                Group II-B Prepayments              2,305,243.92
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,221,410.38

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          178,099.62
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         132,118.52
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B         143,315.94
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  May 27, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    305,055,347.77
                                Group I Ending Pool Balance       299,256,646.72
                                Group II-A Beginning Pool Balance  89,117,417.33
                                Group II-A Ending Pool Balance     86,917,711.54
                                Group II-B Beginning Pool Balance  95,992,731.15
                                Group II-B Ending Pool Balance     93,617,087.45
                                Total Beginning Pool Balance      490,165,496.25
                                Total Ending Pool Balance         479,791,445.71

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 127,106.39
                                Group II-A Servicing Fee               37,132.26
                                Group II-B Servicing Fee               39,996.97

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution             137,569.88
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances From
                                  Liquidations                              0.00
                                Group I Aggregate Amount of
                                  Advances Outstanding                545,388.24

                                Group II-A Delinquency Advances
                                  Included in Current Distribution     34,890.30
                                Group II-A Recouped Advances
                                  Included in Current Distribution          0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of
                                  Advances Outstanding                210,078.43

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  May 27, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances Included
                                  in Current Distribution              50,559.51
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                          98,365.25

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B
                          Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      445     41,827,678.60           13.98 %
                        31-60 days       48      4,231,246.42            1.41 %
                        61-90 days       19      1,883,378.72            0.63 %
                         91+days         10        727,093.85            0.24 %
                          Total         522     48,669,397.59           16.26 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       79      8,904,575.08           10.24 %
                        31-60 days       14      1,155,726.11            1.33 %
                        61-90 days        2        279,260.90            0.32 %
                          91+days         4        228,717.25            0.26 %
                          Total          99     10,568,279.34           12.15 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       76      11,088,854.20          11.84 %
                        31-60 days       16       2,592,889.00           2.77 %
                        61-90 days        7         876,153.92           0.94 %
                         91+days          3         482,408.10           0.52 %
                          Total         102      15,040,305.22          16.07 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          1               319,025.28                 0.11 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B
                          Loans in REO

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  May 27, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance
                        of the Three Largest Loans

                                Group I Three Largest Loans         2,110,817.61
                                Group II-A Three Largest Loans        988,832.94
                                Group II-B Three Largest Loans      1,884,239.33

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),     Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  May 27, 2003
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                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 8.90 % Group II-A Weighted Average Mortgage Rate 8.28 % Group II-B Weighted Average Mortgage Rate 8.26 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 243.00 Group II-A Weighted Average Remaining
                                  Term                                    353.00
                                Group II-B Weighted Average Remaining
                                  Term                                    352.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        6,901,330.98
                                Overcollateralization Target
                                  Amount                           20,221,711.07
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           13,320,380.09

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            18.36 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             1.00 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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